Exhibit 99(a)

Contact:	Media Brad Bishop 574-372-4291 bradley.bishop@zimmer.com	Investors Sam Leno 574-372-4790 sam.leno@zimmer.com

Zimmer Reports Second Quarter 2004 Financial Results

Second Quarter Highlights

•	Net Sales increased 79% reported, and 14% combined* (3% increase due to changes in foreign exchange rates) to $737 million

•	Worldwide Recon sales increased 86% reported, and 16% combined* (4% increase due to changes in foreign exchange rates)

•	Americas Recon sales increased 59% reported, 20% combined* and U.S. hips grew 21% combined*

•	Continued margin expansion — 73% gross, 24% operating and 16% net reported; 75% gross, 30% operating and 20% net adjusted*

•	Diluted EPS were $0.47 reported, and $0.58 adjusted*, an increase of 29% over prior year

•	Strong operating cash flow of $204 million, total debt reduced to $869 million and cash on hand is $87 million

•	Projected 2006 integration net synergies increased to over $100 million pre-tax

•	Increasing 2004 Diluted EPS guidance to a range of $1.86 to $1.90 reported and $2.26 to $2.30 adjusted*, an increase of $0.06 over previous guidance

(WARSAW, IN) July 28, 2004 — Zimmer Holdings, Inc. (NYSE and SWX:ZMH) today reported net sales of $737 million and diluted EPS of $0.47 reported and $0.58 adjusted* for the quarter ended June 30, 2004. The Company’s sales and diluted earnings per share results, on a reported and adjusted* basis, exceeded both the high end of the Company’s previous sales guidance of $730 million and earnings per share guidance of $0.42 reported and $0.55 adjusted*, and First Call estimates of $733 million and $0.55 adjusted*.

The Company’s reported results reflect its acquisition of Centerpulse AG on October 2, 2003, and Implex Corp., on April 23, 2004. Reported results include acquisition and integration expenses, inventory step-up and the prior year cumulative effect of a change in accounting principle for instrumentation, as applicable.

“The marketing and financial benefits of the Centerpulse acquisition continue to exceed our expectations,” said Ray Elliott, Zimmer Chairman, President and CEO. “Our earnings growth and the integration execution are a tribute to our team. We began this year with adjusted* EPS guidance of $2.04 to $2.07 and projected 2006 net synergies of $70 to $90 million. With today’s communication, we will have increased our 2004 EPS guidance by more than $0.20 from the beginning of this year and raised projected 2006 pre-tax net synergies to more than $100 million.”

On April 23, 2004, the Company completed its acquisition of Implex Corp., a privately held New Jersey company. In 2000, Zimmer entered into an exclusive, worldwide strategic alliance for commercialization of Implex’s innovative Hedrocel® biomaterial, which Zimmer marketed as Trabecular Metal™ Technology. Implex, which is now referred to as Zimmer Trabecular Metal Technology, Inc., operates as a wholly owned subsidiary of the Company. Zimmer has more than a dozen development projects involving Trabecular Metal Technology in the reconstructive, trauma and spinal product areas. Trabecular Metal Technology sales for 2005 for all product categories are expected to exceed $100 million.

“During the quarter, we continued to expand our leadership in Minimally Invasive Solutions™ (MIS™) Procedures and Technologies with a record 125 surgeons trained in the month of June alone on Zimmer’s MIS 2-Incision™ Hip Procedure and the MIS QS™ Quad-Sparing™ Knee Procedure,” said Elliott. “We are particularly pleased with our U.S. hip sales growth of 21%. In our case, the message is clear: MIS leadership brings in new business. Zimmer MIS Procedures accounted for nearly 48% of our U.S. hip sales this quarter and the trend is upward. Surgeon demand for MIS surgical skills training is outstripping our capacity, with more than 600 surgeons in the U.S. alone awaiting Zimmer’s surgeon-to-surgeon visits and consultations.”

The Company is providing a comparison of sales to prior year on a combined* basis in the tables that follow, which includes sales of Centerpulse for the second quarter and the first six months of 2003.

Net Sales — Three Months Ended June 30, 2004

($ MM)	Reported		Combined*
	Net	%	% Growth
	Sales	Growth	Combined*	FX Impact***
Geographic Segments
Americas	$432	58%	16%	0%
Europe	198	222	10	7
Asia Pacific	107	41	13	9
Total	737	79	14	3

Product Categories
Reconstructive
Americas	$342	59%	20%	0%
Europe	180	229	9	6
Asia Pacific	86	50	13	8
Total	608	86	16	4

Hips
Americas	$127	49%	20%	0%
Europe	96	406	8	6
Asia Pacific	45	57	14	9
Total	268	102	15	4

Knees
Americas	$186	54%	21%	0%
Europe	72	111	9	7
Asia Pacific	36	29	9	8
Total	294	61	16	3

Trauma	$43	23%	11%	3%

Spine	$34	N/A **	2%	2%

Orthopaedic Surgical Products	$52	7%	4%	3%

**	Prior year Spine sales were minimal for Zimmer standalone

***	Effect of changes in foreign exchange rates on growth

Net earnings for the quarter were $116 million on a reported basis, and $144 million adjusted*, an increase of 60% over the prior year. Diluted earnings per share for the quarter were $0.47 reported, and $0.58 adjusted*, an increase of 29% over the prior year.

Net Sales — Six Months Ended June 30, 2004

($ MM)	Reported		Combined*
	Net	%	% Growth
	Sales	Growth	Combined*	FX Impact***
Geographic Segments
Americas	$855	58%	17%	1%
Europe	413	258	17	11
Asia Pacific	212	45	16	11
Total	1,480	85	17	5

Product Categories
Reconstructive
Americas	$673	59%	20%	1%
Europe	377	267	17	11
Asia Pacific	169	53	16	11
Total	1,219	92	18	5

Hips
Americas	$248	48%	20%	1%
Europe	205	484	17	11
Asia Pacific	90	59	15	11
Total	543	109	18	7

Knees
Americas	$369	54%	20%	0%
Europe	149	130	16	12
Asia Pacific	69	34	14	10
Total	587	65	18	4

Trauma	$89	25%	13%	4%

Spine	$67	N/A **	6%	2%

Orthopaedic Surgical Products	$105	12%	9%	3%

**	Prior year Spine sales were minimal for Zimmer standalone

***	Effect of changes in foreign exchange rates on growth

Net earnings for the six months were $214 million on a reported basis, and $281 million adjusted*, an increase of 65% over the prior year. Diluted earnings per share for the six months were $0.87 reported, and $1.14 adjusted*, an increase of 33% over the prior year.

Guidance

The Company’s second quarter sales guidance of $725 to $730 million included in the first quarter results press release, assumed a foreign exchange growth contribution of $29 million. Due to the strengthening of the U.S. dollar against most currencies throughout the second quarter, the foreign exchange contribution to sales growth was only $21 million. With an $8 million reduced contribution from foreign exchange, our reported sales of $737 million for the second quarter represented an even greater contribution from the Company’s underlying businesses.

As a result of the strong quarter and increased confidence in both short- and long-term integration synergies, the Company announced that it is increasing its previous sales and earnings guidance for the full year 2004. Several factors have been incorporated into the Company’s sales and earnings expectations. Foreign currency exchange rate fluctuations contributed 7% to the Company’s sales growth in the first quarter, but declined to a 3% contribution in the second quarter. If foreign currency exchange rates remain at June 30, 2004 levels, the Company expects the favorable foreign currency effect on the first six months’ sales growth will lessen throughout the balance of this year. Due to the weakening of the U.S. dollar throughout all of 2003, the favorable effect of foreign currency movement on sales growth will only be 2% in the third quarter and will result in a slightly negative contribution to sales growth in the fourth quarter. This diminishing contribution to sales growth from foreign currency exchange rate fluctuations is expected to be offset by a strengthening of the Company’s underlying sales growth. The $50 million of projected 2004 sales dis-synergies related to the Centerpulse integration have been materializing throughout the first six months, and as the Company nears completion of its non-U.S. distributor integration plans, are anticipated to be fully realized by the end of this year.

Full year sales for 2004 are projected to be in a range of $2,940 to $2,965 million, a net increase of approximately $15 million over the range in the Company’s previous guidance. When considering the $40 million reduced contribution to the Company’s full year sales growth resulting from the strengthening of the U.S. dollar against most foreign currencies during the second quarter, this really represents a $55 million guidance increase from the Company’s underlying businesses. Reported diluted earnings per share for 2004 are expected to be in the range of $1.86 to $1.90, reflecting estimated acquisition and integration expenses of $65 million and inventory step-up of $35 million, net of tax. Adjusted* diluted earnings per share are projected to be in a range of $2.26 to $2.30, an increase of $0.06 over previous guidance and an increase of more than $0.20 from the beginning of the year.

The Company believes First Call estimates for earnings are high in the third quarter, but low for the fourth quarter, with the net effect being an increase in guidance for the second half of the year. Third and fourth quarter sales for 2004 are expected to be in a range of $685 to $695 million and $775 to $790 million, respectively. Reported diluted earnings per share for the third quarter are expected to be in a range of $0.43 to $0.45, reflecting estimated acquisition and integration expenses of $18 million, inventory step-up of $3 million, net of tax, and $0.01 of dilution per share from the Implex acquisition, resulting in adjusted* diluted earnings per share in a range of $0.51 to $0.53, slightly below current First Call estimates. Reported diluted earnings per share for the fourth quarter are expected to be in the range of $0.56 to $0.58, reflecting estimated acquisition and integration expenses of $11 million and inventory step-up of $2 million, net of tax, and adjusted* diluted earnings per share in a range of $0.61 to $0.63, above current First Call estimates.

Conference Call
 The Company will conduct its second quarter sales and earnings conference call, which will be broadcast live over the Internet, on Thursday, July 29, 2004, at 8:00 a.m. Eastern Time. The live audio webcast of Zimmer’s conference call will be accessible through the Zimmer website at investor.zimmer.com. The webcast will be archived for future replay. Individuals who wish to dial into the conference call may do so at (800) 406-1106. International callers should dial (706) 634-7075. A digital recording will be available two hours after the completion of the conference from July 29, 2004 to August 4, 2004. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 8534247. A copy of this press release and any other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at investor.zimmer.com.

About the Company
 Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer is the worldwide #1 pure-play orthopaedic leader in the design, development, manufacture and marketing of reconstructive and spinal implants, trauma and related orthopaedic surgical products. In October, 2003, the Company finalized its acquisition of Centerpulse AG, a Switzerland-based orthopaedics company and the leader in the European reconstructive market. The new Zimmer has operations in more than 24 countries around the world and sells products in more than 80 countries. As a result of the acquisition of Centerpulse, reported 2003 sales were $1.9 billion. Full-year 2003 pro forma worldwide sales of Zimmer and Centerpulse were approximately $2.6 billion. The new Zimmer is supported by the efforts of more than 6,500 employees.

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Visit Zimmer on the worldwide web at www.zimmer.com

*Note on Non-GAAP Financial Measures

As used in this press release, the term “combined” sales includes Centerpulse for the first and second quarters of 2003 in order to provide more meaningful year-to-year comparisons. The term “adjusted” refers to operating performance measures that exclude acquisition and integration expenses, inventory step-up and the cumulative effect of the change in accounting principle for instruments. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement
 This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate Centerpulse AG and Implex Corp., the outcome of the pending informal SEC investigation of Centerpulse accounting, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, governmental laws and regulations affecting our U.S. and international businesses, including tax obligations and risks, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the disclosure materials filed by Zimmer with the U.S. Securities and Exchange Commission. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2004 and 2003
(in millions, except per share amounts, unaudited)

	2004	2003	% Inc
Net Sales	$737.4	$411.1	79%
Cost of products sold	201.9	98.4	105

Gross Profit	535.5	312.7	71

Research and development	38.2	22.7	68
Selling, general and administrative	297.3	153.8	93
Acquisition and integration	24.2	1.5	N/A

Operating expenses	359.7	178.0	102

Operating Profit	175.8	134.7	31
Interest expense	8.3	0.9	N/A

Earnings before income taxes and minority interest	167.5	133.8	25
Provision for income taxes	51.4	44.8	15
Minority interest	0.2	—	N/A

Net Earnings	$116.3	$89.0	31

Earnings Per Common Share
Basic	$0.48	$0.45	7
Diluted	$0.47	$0.45	4
Weighted Average Common Shares Outstanding
Basic	244.3	196.5
Diluted	247.9	199.1

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 and 2003
(in millions, except per share amounts, unaudited)

	2004	2003	% Inc/(Dec)
Net Sales	$1,479.6	$801.2	85%
Cost of products sold	421.4	195.3	116

Gross Profit	1,058.2	605.9	75

Research and development	78.0	44.1	77
Selling, general and administrative	595.1	303.6	96
Acquisition and integration	55.5	1.5	N/A

Operating expenses	728.6	349.2	109

Operating Profit	329.6	256.7	28
Interest expense	18.1	2.3	N/A

Earnings before income taxes, cumulative effect of change in accounting principle and minority interest	311.5	254.4	22
Provision for income taxes	97.8	85.2	15
Minority interest	0.2	—

Earnings before cumulative effect of change in accounting principle	213.9	169.2	26
Cumulative effect of change in accounting principle, net of tax	—	55.1	N/A

Net Earnings	$213.9	$224.3	(5)

Earnings Per Common Share — Basic
Earnings before cumulative effect of change in accounting principle	$0.88	$0.86	2
Cumulative effect of change in accounting principle, net of tax	—	0.28

Earnings Per Common Share — Basic	$0.88	$1.14	(23)

Earnings Per Common Share — Diluted
Earnings before cumulative effect of change in accounting principle	$0.87	$0.85	2
Cumulative effect of change in accounting principle, net of tax	—	0.28

Earnings Per Common Share — Diluted	$0.87	$1.13	(23)

Weighted Average Common Shares Outstanding
Basic	243.6	196.1
Diluted	247.2	198.7

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2004 AND DECEMBER 31, 2003
(in millions)

	June 30,	December 31,
	2004	2003
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$76.9	$77.5
Restricted cash	10.4	14.5
Receivables, net	531.1	486.4
Inventories, net	504.0	527.7
Other current assets	205.7	232.6

Total Current Assets	1,328.1	1,338.7
Property, Plant and Equipment, net	561.0	525.2
Intangible assets	887.6	760.5
Goodwill	2,320.1	2,291.8
Other Assets	210.5	239.8

Total Assets	$5,307.3	$5,156.0

Liabilities and Shareholders’ Equity
Current Liabilities	$540.4	$544.0
Short-term Debt	—	101.3
Other Long-term Liabilities	403.0	352.6
Long-term Debt	868.9	1,007.8
Minority Interest	6.8	7.0
Shareholders’ Equity	3,488.2	3,143.3

Total Liabilities and Shareholders’ Equity	$5,307.3	$5,156.0

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 and 2003
(in millions, unaudited)

	2004	2003
Cash flows provided by (used in) operating activities
Net earnings	$213.9	$224.3
Depreciation and amortization	87.3	41.4
Inventory step-up	49.6	—
Cumulative effect of change in accounting principle	—	(89.1)
Changes in operating assets and liabilities
Income taxes	93.6	80.5
Receivables	(44.2)	(38.5)
Inventories	(14.3)	(18.1)
Accounts payable and accrued expenses	(27.0)	27.6
Other assets and liabilities	39.4	(1.2)

Net cash provided by operating activities	398.3	226.9

Cash flows provided by (used) in investing activities
Additions to instruments	(74.9)	(51.2)
Additions to other property, plant and equipment	(30.6)	(13.5)
Centerpulse acquisition costs	(18.2)	—
Implex acquisition, net of acquired cash	(103.7)	—
Proceeds from note receivable	25.0	—
Investments in other assets	(1.1)	(14.8)

Net cash used in investing activities	(203.5)	(79.5)

Cash flows provided by (used in) financing activities
Proceeds from exercise of stock options	49.7	33.4
Net payments on lines of credit	(239.4)	(82.3)
Equity issuance costs	(5.0)	—

Net cash used in financing activities	(194.7)	(48.9)

Effect of exchange rates on cash and equivalents	(0.7)	0.8

Increase (decrease) in cash and equivalents	(0.6)	99.3
Cash and equivalents, beginning of period	77.5	15.7

Cash and equivalents, end of period	$76.9	$115.0

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC REGION
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004 and 2003
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
			%			%
	2004	2003	Increase	2004	2003	Increase
Americas	$432.2	$273.7	58%	$854.9	$539.8	58%
Europe	197.7	61.4	222	412.8	115.4	258
Asia Pacific	107.5	76.0	41	211.9	146.0	45

Total	$737.4	$411.1	79	$1,479.6	$801.2	85

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004 and 2003
(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
			%			%
	2004	2003	Increase	2004	2003	Increase
Reconstructive	$607.8	$326.6	86%	$1,219.1	$636.5	92%
Trauma	43.4	35.3	23	88.4	70.7	25
Spine	33.8	0.4	N/A	67.3	0.8	N/A
OSP	52.4	48.8	7	104.8	93.2	12

Total	$737.4	$411.1	79	$1,479.6	$801.2	85

ZIMMER HOLDINGS, INC.
COMBINED* SALES GROWTH
FOR THE THREE MONTHS ENDED JUNE 30, 2004
(in millions, unaudited)

				Three Months Ended
	Combined* Net Sales			June 30, 2004
	Three Months Ended June 30, 2003			Reported	Combined*
	Zimmer	Centerpulse	Combined*	Net Sales	% Growth
Geographic Segments
Americas	$274	$99	$373	$432	16%
Europe	61	119	180	198	10
Asia Pacific	76	19	95	107	13

Total	$411	$237	$648	$737	14

Product Categories
Reconstructive
Americas	$214	$71	$285	$342	20%
Europe	55	110	165	180	9
Asia Pacific	58	18	76	86	13

Total	$327	$199	$526	$608	16

Hips
Americas	$85	$21	$106	$127	20%
Europe	19	70	89	96	8
Asia Pacific	29	10	39	45	14

Total	$133	$101	$234	$268	15

Knees
Americas	$121	$33	$154	$186	21%
Europe	34	32	66	72	9
Asia Pacific	28	5	33	36	9

Total	$183	$70	$253	$294	16

Trauma	$35	$4	$39	$43	11%
Spine	—	$33	$33	$34	2%
OSP	$49	$1	$50	$52	4%

ZIMMER HOLDINGS, INC.
COMBINED* SALES GROWTH
FOR THE SIX MONTHS ENDED JUNE 30, 2004

				Six Months Ended
	Combined* Net Sales			June 30, 2004
	Six Months Ended June 30, 2003			Reported	Combined*
	Zimmer	Centerpulse	Combined*	Net Sales	% Growth
Geographic Segments
Americas	$540	$194	$734	$855	17%
Europe	115	238	353	413	17
Asia Pacific	146	37	183	212	16

Total	$801	$469	$1,270	$1,480	17

Product Categories
Reconstructive
Americas	$423	$140	$563	$673	20%
Europe	103	220	323	377	17
Asia Pacific	111	35	146	169	16

Total	$637	$395	$1,032	$1,219	18

Hips
Americas	$168	$39	$207	$248	20%
Europe	35	140	175	205	17
Asia Pacific	57	21	78	90	15

Total	$260	$200	$460	$543	18

Knees
Americas	$240	$68	$308	$369	20%
Europe	65	64	129	149	16
Asia Pacific	52	9	61	69	14

Total	$357	$141	$498	$587	18

Trauma	$71	$8	$79	$89	13%
Spine	—	$63	$63	$67	6%
OSP	$93	$3	$96	$105	9%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2004 and 2003
(in millions, unaudited)

	Three Months
	Ended June 30,
	2004	2003
Net Earnings	$116.3	$89.0
Acquisition and Integration	24.2	1.5
Inventory Step-up	18.6	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(15.3)	(0.5)

Adjusted Net Earnings	$143.8	$90.0

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 and 2003
(in millions, unaudited)

	Six Months
	Ended June 30,
	2004	2003
Net Earnings	$213.9	$224.3
Acquisition and Integration	55.5	1.5
Inventory Step-up	49.6	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(37.6)	(0.5)
Cumulative Effect of Change in Accounting Principle, net of tax	—	(55.1)

Adjusted Net Earnings	$281.4	$170.2

ZIMMER HOLDINGS, INC.
RECONCILIATION OF DILUTED EPS TO ADJUSTED DILUTED EPS
FOR THE THREE MONTHS ENDED JUNE 30, 2004 and 2003
(unaudited)

	Three Months
	Ended June 30,
	2004	2003
Diluted EPS	$0.47	$0.45
Acquisition and Integration	0.10	—
Inventory Step-up	0.07	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(0.06)	—

Adjusted Diluted EPS	$0.58	$0.45

ZIMMER HOLDINGS, INC.
RECONCILIATION OF DILUTED EPS TO ADJUSTED DILUTED EPS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 and 2003
(unaudited)

	Six Months
	Ended June 30,
	2004	2003
Diluted EPS	$0.87	$1.13
Acquisition and Integration	0.22	0.01
Inventory Step-up	0.20	—
Tax Benefit of Acquisition and Integration and Inventory Step-up	(0.15)	—
Cumulative Effect of Change in Accounting Principle, net of tax	—	(0.28)

Adjusted Diluted EPS	$1.14	$0.86

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2004
(in millions, except per share amounts, unaudited)

	Reported 2004	Adjustments	Adjusted 2004
Net Sales	$737.4	$—	$737.4
Cost of products sold	201.9	(18.6)	183.3

Gross Profit	535.5	18.6	554.1

Research and development	38.2	—	38.2
Selling, general and administrative	297.3	—	297.3
Acquisition and integration	24.2	(24.2)	—

Operating expenses	359.7	(24.2)	335.5

Operating Profit	175.8	42.8	218.6
Interest expense	8.3	—	8.3

Earnings before income taxes and minority interest	167.5	42.8	210.3
Provision for income taxes	51.4	15.3	66.7
Minority interest	0.2	—	0.2

Net Earnings	$116.3	$27.5	$143.8

Earnings Per Common Share
Basic	$0.48	$0.11	$0.59
Diluted	$0.47	$0.11	$0.58
Weighted Average Common
Shares Outstanding
Basic	244.3		244.3
Diluted	247.9		247.9

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(in millions, except per share amounts, unaudited)

	Reported 2004	Adjustments	Adjusted 2004
Net Sales	$1,479.6	$—	$1,479.6
Cost of products sold	421.4	(49.6)	371.8

Gross Profit	1,058.2	49.6	1,107.8

Research and development	78.0	—	78.0
Selling, general and administrative	595.1	—	595.1
Acquisition and integration	55.5	(55.5)	—

Operating expenses	728.6	(55.5)	673.1

Operating Profit	329.6	105.1	434.7
Interest expense	18.1	—	18.1

Earnings before income taxes and minority interest	311.5	105.1	416.6
Provision for income taxes	97.8	37.6	135.4
Minority interest	0.2	—	0.2

Net Earnings	$213.9	$67.5	$281.4

Earnings Per Common Share
Basic	$0.88	$0.28	$1.16
Diluted	$0.87	$0.27	$1.14
Weighted Average Common
Shares Outstanding
Basic	243.6		243.6
Diluted	247.2		247.2

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2003
(in millions, except per share amounts, unaudited)

	Reported 2003	Adjustments	Adjusted 2003
Net Sales	$411.1	$—	$411.1
Cost of products sold	98.4	—	98.4

Gross Profit	312.7	—	312.7

Research and development	22.7	—	22.7
Selling, general and administrative	153.8	—	153.8
Acquisition and integration	1.5	(1.5)	—

Operating expenses	178.0	(1.5)	176.5

Operating Profit	134.7	1.5	136.2
Interest expense	0.9	—	0.9

Earnings before income taxes	133.8	1.5	135.3
Provision for income taxes	44.8	0.5	45.3

Net Earnings	$89.0	$1.0	$90.0

Earnings Per Common Share
Basic	$0.45	$0.01	$0.46
Diluted	$0.45	$—	$0.45
Weighted Average Common
Shares Outstanding
Basic	196.5		196.5
Diluted	199.1		199.1

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED AND ADJUSTED STATEMENTS OF EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2003
(in millions, except per share amounts, unaudited)

	Reported 2003	Adjustments	Adjusted 2003
Net Sales	$801.2	$—	$801.2
Cost of products sold	195.3	—	195.3

Gross Profit	605.9	—	605.9

Research and development	44.1	—	44.1
Selling, general and administrative	303.6	—	303.6
Acquisition and integration	1.5	(1.5)	—

Operating expenses	349.2	(1.5)	347.7

Operating Profit	256.7	1.5	258.2
Interest expense	2.3	—	2.3

Earnings before income taxes and cumulative effect of change in accounting principle	254.4	1.5	255.9
Provision for income taxes	85.2	0.5	85.7

Earnings before cumulative effect of change in accounting principle	169.2	1.0	170.2
Cumulative effect of change in accounting principle, net of tax	55.1	(55.1)	—

Net Earnings	$224.3	$(54.1)	$170.2

Earnings Per Common Share
Basic	$1.14	$(0.27)	$0.87
Diluted	$1.13	$(0.27)	$0.86
Weighted Average Common
Shares Outstanding
Basic	196.1		196.1
Diluted	198.7		198.7

ZIMMER HOLDINGS, INC.
RECONCILIATION OF NET MARGIN TO ADJUSTED NET MARGIN
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004
(unaudited)

	Three Months	Six Months
	Ended June 30,	Ended June 30,
	2004	2004
Net Margin	15.8%	14.5%
Acquisition and Integration	3.3	3.7
Inventory Step-up	2.5	3.4
Tax Benefit of Acquisition and Integration and Inventory Step-up	(2.1)	(2.6)

Adjusted Net Margin	19.5%	19.0%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF OPERATING MARGIN TO ADJUSTED OPERATING MARGIN
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004
(unaudited)

	Three Months	Six Months
	Ended June 30,	Ended June 30,
	2004	2004
Operating Margin	23.8%	22.3%
Acquisition and Integration	3.3	3.7
Inventory Step-up	2.5	3.4

Adjusted Operating Margin	29.6%	29.4%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF GROSS MARGIN TO ADJUSTED GROSS MARGIN
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2004
(unaudited)

	Three Months	Six Months
	Ended June 30,	Ended June 30,
	2004	2004
Gross Margin	72.6%	71.5%
Inventory Step-up	2.5	3.4

Adjusted Gross Margin	75.1%	74.9%

ZIMMER HOLDINGS, INC.
RECONCILIATION OF PROJECTED DILUTED EPS
TO PROJECTED ADJUSTED DILUTED EPS
(unaudited)

	Projected Three Months
	Ended September 30, 2004
	Low	High
Diluted EPS	$0.43	$0.45
Acquisition and Integration, net of tax	0.01	0.01
Inventory Step-up, net of tax	0.07	0.07

Adjusted Diluted EPS	$0.51	$0.53

	Projected Three Months
	Ended December 31, 2004
	Low	High
Diluted EPS	$0.56	$0.58
Acquisition and Integration, net of tax	0.01	0.01
Inventory Step-up, net of tax	0.04	0.04

Adjusted Diluted EPS	$0.61	$0.63

	Projected Year Ended
	December 31, 2004
	Low	High
Diluted EPS	$1.86	$1.90
Acquisition and Integration, net of tax	0.26	0.26
Inventory Step-up, net of tax	0.14	0.14

Adjusted Diluted EPS	$2.26	$2.30